UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/09/2009

Stalar 4, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-52974

Delaware	26-1402673
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11755 Wilshire Boulevard, Suite 2000
Los Angeles, California 90025
(Address of principal executive offices, including zip code)

310-883-1300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 9, 2009, the sole stockholder of Stalar 4, Inc. ("Company") amended the Bylaws of the Company to authorize the Company's board of directors to fix the number of authorized directors from time to time.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits.

Exhibit No.                Description

3.2.1                         Text of Amendment to Section 3.2 of the Company's Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stalar 4, Inc.

Date: December 31, 2009	By:	/s/ Bruce Wendel
Bruce Wendel
President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-3.2.1	Text of Amendment to Section 3.2 of the Company's Bylaws.